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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 27, 2000

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
                   ASSET-BACKED CERTIFICATES, SERIES 2000-2
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

        DELAWARE                       333-43091               13-3836437
-----------------------------        -------------         -------------------
(State or other jurisdiction         (Commission            (I.R.S.  employer
of incorporation)                     file number)          identification no.)



245 PARK AVENUE
    NEW YORK, NEW YORK                                            10167
-----------------------------------------                      ------------
(Address of principal executive offices)                        (ZIP Code)



                                 (212) 272-2000
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Attached as Exhibit 99.1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in respect to Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2000-2, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class A-IO, Class AV-1, Class M-1, Class M-2 and Class B (the "Certificates"). The Certificates will be offered pursuant to a Prospectus Supplement, to be dated on or about November 21, 2000, and a Prospectus to be dated on or about November 21, 2000 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus") to be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-43091) (the "Registration Statement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.

         The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing to the Underwriter the background information concerning the underlying pool of assets upon which the Computational Materials are based) in the preparation of the Computational Materials.

         Any statements or information contained in these Computational Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                    99.1  Computational Materials of the Underwriter

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BEAR STEARNS ASSET BACKED
                                          SECURITIES, INC.


                                          By: /s/ Jonathan Lieberman
                                              ---------------------------------
                                              Name:  Jonathan Lieberman
                                              Title: Agent



         Dated: November 27, 2000


                                       3







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                                  EXHIBIT INDEX


     Exhibit No.         Description of Exhibit
     ----------          ----------------------
       99.1              Computational Materials of the Underwriter


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